                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints J. C. LeMay and C. A. Slack, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, the Registration Statement on Form S-8 and any amendments thereto filed in connection with The GenCorp/OMNOVA Solutions Joint Retirement Savings Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                     /s/   E.P. Campbell
                                                     --------------------
                                                     E.P. Campbell, Director


                                                     Dated:   March 29, 2000
                                                              ------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints J. C. LeMay and C. A. Slack, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, the Registration Statement on Form S-8 and any amendments thereto filed in connection with The GenCorp/OMNOVA Solutions Joint Retirement Savings Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                     /S/   C. A. Corry
                                                     ---------------------------
                                                     C. A. Corry


                                                     Dated:   March 29, 2000
                                                            --------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints J. C. LeMay and C. A. Slack, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, the Registration Statement on Form S-8 and any amendments thereto filed in connection with The GenCorp/OMNOVA Solutions Joint Retirement Savings Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                     /s/   D. A. Daberko
                                                     ---------------------------
                                                     D. A. Daberko, Director


                                                     Dated:   March 29, 2000
                                                              ------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints J. C. LeMay and C. A. Slack, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, the Registration Statement on Form S-8 and any amendments thereto filed in connection with The GenCorp/OMNOVA Solutions Joint Retirement Savings Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                     /S/   B. G. Gower
                                                     ---------------------------
                                                     B. G. Gower, Director


                                                     Dated:   March 29, 2000
                                                              ------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints J. C. LeMay and C. A. Slack, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, the Registration Statement on Form S-8 and any amendments thereto filed in connection with The GenCorp/OMNOVA Solutions Joint Retirement Savings Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                     /s/   D. E. McGarry
                                                     ---------------------------
                                                     D. E. McGarry, Director


                                                     Dated:   March 29, 2000
                                                              ------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints J. C. LeMay and C. A. Slack, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, the Registration Statement on Form S-8 and any amendments thereto filed in connection with The GenCorp/OMNOVA Solutions Joint Retirement Savings Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                     /s/   K. M. McMullen
                                                     ---------------------------
                                                     K. M. McMullen, Director


                                                     Dated:   March 29, 2000
                                                              ------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints J. C. LeMay and C. A. Slack, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, the Registration Statement on Form S-8 and any amendments thereto filed in connection with The GenCorp/OMNOVA Solutions Joint Retirement Savings Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                     /S/   S. W. Percy
                                                     ---------------------------
                                                     S. W. Percy, Director


                                                     Dated:   March 29, 2000
                                                              ------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints J. C. LeMay and C. A. Slack, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, the Registration Statement on Form S-8 and any amendments thereto filed in connection with The GenCorp/OMNOVA Solutions Joint Retirement Savings Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                     /s/   R. B. Pipes
                                                     ---------------------------
                                                     R. B. Pipes, Director


                                                     Dated:   March 29, 2000
                                                              ------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints J. C. LeMay and C. A. Slack, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, the Registration Statement on Form S-8 and any amendments thereto filed in connection with The GenCorp/OMNOVA Solutions Joint Retirement Savings Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                     /S/   J. B. Yasinsky
                                                     ---------------------------
                                                     J. B. Yasinsky, Director


                                                     Dated:   March 29, 2000
                                                              ------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer of OMNOVA Solutions Inc. hereby constitutes and appoints J. C. LeMay and C. A. Slack, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, the Registration Statement on Form S-8 and any amendments thereto filed in connection with The GenCorp/OMNOVA Solutions Joint Retirement Savings Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                   /s/  Michael E. Hicks
                                                   -----------------------------
                                                   Michael E. Hicks
                                                   Senior Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)



                                                   Dated:   April 14, 2000
                                                              ------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Principal Accounting Officer of OMNOVA Solutions Inc. hereby constitutes and appoints J.
C. LeMay and C. A. Slack, and each of them (each with full power to act alone), her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, the Registration Statement on Form S-8 and any amendments thereto filed in connection with The GenCorp/OMNOVA Solutions Joint Retirement Savings Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                            /s/   Patricia J. Parr
                                            ------------------------------------
                                            Patricia J. Parr
                                            Director - Audit, Accounting and Tax
                                            (Principal Accounting Officer)



                                            Dated:   April 14, 2000
                                                     ---------------------------